UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2013

UV FLU TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53306	98-0496885
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

411 Main Street, Bldg. #5 Yarmouth Port, Massachusetts Westborough, Massachusetts	02675
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 362-5455

n/a

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) (b) On April 4, 2013, Mr. Glenn Bushee joined the Board of UV Flu Technologies. Mr. Bushee is currently President and CEO of Brite-Strike Technologies, and has almost 35 years experience in senior sales and international marketing, with companies such as Sunbeam, Coleman, Shop-Vac, and a host of others. Mr. Bushee has a BS in marketing from UMass-Amherst.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UV FLU TECHNOLOGIES, INC

Date: April 8, 2013	By:	/s/ John J. Lennon
Name: John J. Lennon
Title: President, Chief Executive Officer and Chief Financial Officer